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     SUPPLEMENT DATED DECEMBER 31, 2000 TO PROSPECTUS DATED AUGUST 28, 2000


               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



WELLS FARGO NON-QUALIFIED SELECT-SM GROUP FLEXIBLE PREMIUM VARIABLE LIFE
             INSURANCE POLICIES (THE "POLICIES")


The following information is added to all references to the Dreyfus Funds in "The Funds" section of the Prospectus:


     The Core Bond Portfolio and the Emerging Markets Portfolio of Dreyfus Investment Portfolios and the Small Cap Portfolio of Dreyfus Variable Investment Fund each offer two classes of shares: Service shares and Initial shares. Each Fund's prospectus dated December 31, 2000 describes the Service shares and the Initial shares. Currently, only the Funds' Initial shares are available for investment under the Policies.


HV-2883
33-63731